Exhibit 99.1 Developing Innovative Medicines to Treat Urothelial Cancers January 2025

Disclaimers This investor presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, without limitation: the potential of UroGen’s proprietary technology to enhance proven and novel medicines and deliver them aligned with the way urologists practice; the estimated addressable patient population and market and revenue opportunity for JELMYTO in LG-UTUC, UGN-102 and UGN-103 in LG-IR-NMIBC, and UGN-301 in HG-NMIBC; the potential of UroGen’s proprietary RTGel® technology platform to improve therapeutic effects of existing products; the expectations regarding the continued growth of JELMYTO revenue; the potential of JELMYTO® and UGN-104, UGN-102 and UGN-103, and UGN-301 to transform the treatment paradigm in LG-UTUC, LG-IR-NMIBC, and HG-NMIBC, respectively; the potential that JELMYTO and UGN-102, if approved, are adopted as a standard of care; UroGen’s pipeline supporting long-term sustainable growth; the interpretation and summary of results of OLYMPUS Phase 3, OPTIMA Phase 2b, ATLAS, and ENVISION trials; the potential of UGN-102, including to be the first FDA approved medicine for LG-IR-NMIBC and to set the new standard of care for LG-IR-NMIBC; the potential advantages of UGN-102 over TURBT; the expected timing for ODAC and PDUFA target action date for UGN-102; the potential launch of UGN-102, increasing adoption of JELMYTO, if approved; the potential of UGN-301 to expand to Immuno-Oncology with potential monotherapy and combination therapy; the ongoing and planned clinical studies for UGN-301; the potential benefits of and expected patent protection for UGN- 103 and UGN-104; the ongoing Phase 3 UTOPIA study of UGN-103 in LG-IR-NMIBC; UroGen’s plans for the future including initiating Phase 3 studies to evaluate UGN-104 in LG-UTUC, and the timing thereof, the expansion of the JELMYTO uTRACT registry, publishing OLYMPUS LTFU data, supporting pilot investigator-initiated study of JELMYTO in HG-UTUC and UroGen’s field organization size, positions and responsibilities; UroGen’s priorities including advancing pre-commercial and launch activities for UGN-102; focusing on strategic and efficient capital deployment, extending UroGen’s leadership in addressing unmet needs in Urothelial cancers and building a long-term sustainable growth business; and UroGen’s ability to draw down the remaining $75M under its credit facility. These statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: there is no guarantee that the NDA will be sufficient to support approval of UGN-102 by the target PDUFA date of June 13, 2025, or at all; UroGen’s pending patent applications, may not be successful and in such event the duration of its intellectual property protection would be more limited; the timing and success of clinical trials and potential safety or other complications encountered therein; results from prior or ongoing clinical trials and the real-world retrospective studies of JELMYTO may not be indicative of results that may be observed in the future; unforeseen delays that may impact the timing of progressing clinical trials and reporting data; the ability to obtain regulatory approval within the timeframe expected, or at all; the ability to maintain regulatory approval; complications associated with product development and commercialization activities; the labeling and packaging for any approved product; the scope, progress and expansion of developing and commercializing UroGen’s product and product candidates; the size and growth of the market(s) therefor and the rate and degree of market acceptance thereof vis-à-vis alternative therapies; RTGel technology may not perform as expected and UroGen may not successfully develop and receive regulatory approval of any product candidate beyond JELMYTO that incorporates its RTGel technology; UroGen’s financial condition and need for additional capital; UroGen’s inability to meet the closing conditions required to draw down additional funds under its credit facility; the impacts of macroeconomic and geopolitical conditions, high inflation, and uncertain credit and financial markets on UroGen’s business, clinical trials and financial position; and UroGen’s ability to attract or retain key management, members of the board of directors and personnel. In light of these risks and uncertainties, and other risks and uncertainties that are described in the Risk Factors section of UroGen’s Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (SEC) on November 6, 2024, and other filings that UroGen makes with the SEC from time to time (which are available at http://www.sec.gov), the events and circumstances discussed in such forward-looking statements may not occur, and UroGen’s actual results could differ materially and adversely from those anticipated or implied thereby. Any forward-looking statements speak only as of the date of this presentation and are based on information available to UroGen as of the date of this presentation. 2

Investment Highlights

UroGen is pioneering new therapies to meet the unique needs of patients with urothelial cancers by utilizing proprietary technology with the potential to enhance proven and novel medicines and deliver them aligned with the way urologists practice

Commercial Product	Late-Stage Clinical Asset	Immuno-Oncology Pipeline	Strong Balance Sheet
JELMYTO is the first and only FDA-approved non-surgical treatment for patients with LG-UTUC.	UGN-102 being developed as a minimally invasive, non-surgical option that has the potential to set the new standard of care for LG-IR-NMIBC. Target PDUFA of June 13, 2025. 10x larger potential patient population than LG-UTUC[1].	UGN-301 is an anti-CTLA 4 monoclonal antibody for monotherapy and combination intravesical solution for use in high grade NMIBC.	$254.2 million in cash, cash equivalents and marketable securities at September 30, 2024.

1. ACS Cancer Facts & Figures 2023; SEER, AUA/SUO joint guideline; Babjuk et al. European Urology (2019), Simon (2019)

3

UroGen Pharma

Invasive and Radical Surgery Is the Standard of Care in Urothelial Cancers Urothelial cancers are challenging to treat: Resulting in: Intolerance of foreign Anatomical Repetitive risky surgeries materials barriers in the urinary tract Lost kidneys and organs Increased risk of morbidity The urinary tract is designed to void, which poses challenges including limited dwell time for chemotherapies and other in elderly patients therapies delivered to the bladder. 4

RTGel® Proprietary Reverse-Thermal Hydrogel Technology Uniquely Designed to Allow for Local Delivery of Medicines Increases dwell time and exposure to active drugs Potentially improves the therapeutic effects of ® RTGel exists as a liquid existing products at lower temperatures and converts to gel form at body temperature. Leverages physiologic flow of urine to provide natural exit from the body 5

Unlocking a Strong Foundational Pipeline Supporting Long-Term Sustainable Growth JELMYTO/UGN-104 UGN-102/UGN-103 UGN-301 Phase 3 Phase 1 ~82K 4,6 ~6K–7K ~18.7K addressable U.S. 1,2 addressable U.S. population addressable U.S. population 3,4,5 population $700M $2B+ 3,4,5 $5B+ Potential Market 1,2 Potential Market Potential 4,6 Market Low-Grade Intermediate Risk Non-Muscle Invasive Bladder Low-Grade Upper Tract Urothelial High-Grade Non-Muscle Cancer (LG-IR-NMIBC) Carcinoma (LG-UTUC) Invasive Bladder Cancer (HG-NMIBC) 1. Upfill-Brown 2018, 2. Cutress 2012 3. ACS Cancer Facts & Figures 2023 4. SEER, AUA/SUO joint guideline 5. Babjuk et al. European Urology (2019), Simon et al (2019) PLoS ONE 14(2): e0211721 6 6. UroGen commissioned third party assessment (Lion Healthcare Strategies, Ambaw)

Changing the Treatment Paradigm for Urothelial Cancers (UGN-101) JELMYTO

LG-UTUC Is a Rare Disease that Recurs Often 6,000-7,000 2,800-3,200 3,000-4,000 ELIGIBLE PATIENTS IN THE U.S. 1 2 ANNUALLY, INCLUDES: Newly Diagnosed Recurrent Patients Treatment Options Treatment Options RNU RNU Endoscopic Management Additional Endoscopic Management UC is the costliest cancer in the U.S. healthcare system 50%-80% of LG-UTUC patients ultimately 4 1,3 on a per-patient basis receive nephroureterectomies 8 1. Upfill-Brown 2018 2. Cutress et al. (2012 BJU International 2012) 3. Kohut R, Zhu H. JUrol May 2012, Hui Zhu 4. Yeung et al. (2014) Pharmacoeconomics 5. RNU = radical nephroureterectomy 8 C O N F I D E N T I A L

JELMYTO First and Only FDA-Approved Non-Surgical Treatment for Patients with LG-UTUC


Jelmyto
(mitomycin) for pyelocalyceal solution
40 mg per Vial

Clinically Meaningful OLYMPUS Phase 3 Data[1]

58% Complete Response Rate at 3 months[2]

82% Durability of Response at 12 months by KM estimate[2]

47.8 months Median Duration of Response (95%CI: 13.1, 57.5; n=41) data from long-term OLYMPUS follow-up study[3,4]

1. Important Safety Information and the full Prescribing Information available at https://www.urogen.com/download/pdf/jelmyto_prescribing.pdf
2. Matin, Surena F. J Urol. 2022 Apr;207(4):779-778
3. UroGen Data on File: Post-hoc analysis from the OLYMPUS trial that evaluated the long-term efficacy of JELMYTO in patients who experienced a CR
4. Limitations of long-term follow-up study include patient population N=41. Amongst the 41 patients followed after initial complete response at 3-months median duration of response was 47.8 months (95% CI 13.0, not estimable) (median follow-up 28.1 months (95% CI: 13.1, 57.5)). Please refer to the referenced citations disclosures of such limitations.

UroGen Pharma

Growing Body of Real-World Evidence Supports Use Case For JELMYTO*

Data from 2+ years in market reinforces JELMYTO efficacy and safety

- Independent multicenter reviews support JELMYTO **real-world effectiveness**, including as a chemoablative agent and treatment of residual disease following endoscopic resection
- Evaluated outcomes in **range of tumor types**; evidence for favorable response in patients with low-volume residual disease
- **Varied practice patterns**, with antegrade method of administration via nephrostomy tube shown as viable

Select Results

69% CR

When JELMYTO treated residual disease following laser ablation (overall CR 58% in OLYMPUS).

23% Ureteric Stenosis

As compared to 44% in OLYMPUS. ~1/2 of patients were treated with antegrade administration.

Woldu, et al. Early Experience with UGN-101 for the Treatment of Upper Tract Urothelial Cancer – A MultiCenter Evaluation of Practice Patterns and Outcomes. *Urol Oncol.*

*Real world retrospective studies have inherent evidentiary limitations. Please refer to the referenced citations for disclosures of such limitations.

10

UroGen Pharma

JELMYTO Retrospective Analysis Results Presented at AUA 2024*

JELMYTO treatment demonstrates favorable Recurrence Free Survival (RFS) rates for patients with LG-UTUC who respond to initial induction[1]

86%

RFS at 24-months for LG-UTUC patients who were complete responders to induction therapy[1]

100%

RFS at 24-months in patients who received maintenance therapy of JELMYTO, compared to 61% in those who did not[2]

Additional Insights

No differences in RFS were observed regarding[1,2]:

- ✓ Usage of chemoablation vs. post-endoscopic resection
- ✓ Tumor size
- ✓ Multifocality
- ✓ Tumor location

*Real world retrospective studies have inherent evidentiary limitations. Please refer to the referenced citations for disclosures of such limitations.

1. Woldu et al. Exploring Recurrence After Initial Response to UGN-101 Induction in Expanded Settings. AUA 2024 Presentation
2. Woldu et al. Longitudinal Follow Up of Multicenter Study of UGN-101 for Upper Tract Urothelial Cancer. AUA 2024 Presentation

11

UroGen Pharma

JELMYTO Revenue Trend Reflects Continued Growth



Quarterly JELMYTO WW Revenues ($MM)
$30
$25
$20
$15
$10
$5
$0
$0.4
$3.5
$8.0
$7.5
$13.0
$11.4
$16.2
$13.6
$16.6
$16.1
$18.2
$17.2
$21.1
$20.9
$23.5
$18.8
$21.8
$25.2
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024



Annual JELMYTO WW Revenues ($MM)
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$11.9
$48.1
$64.5
+34%
$82.7
+28%
2020
2021
2022
2023

UroGen Pharma

12

Changing the Treatment Paradigm for Urothelial Cancers UGN-102

UGN-102: The First Potential Breakthrough Localized Therapy 1,2 For Patients with LG-IR-NMIBC in Over 30 Years UGN-102 represents a new approach specifically for LG-IR-NMIBC, 1 with strong efficacy and safety data in the ENVISION phase 3 trial 1 Innovative reverse-thermal hydrogel containing mitomycin offers potent tumor ablation: † 1 complete response at 3 months* (95% CI: 73.9, 84.5; n=191/240) 79.6% of patients who achieved CR estimated to remain tumor free at 12 months 82.3% 1 (95% CI: 75.9, 87.1; n=108/191) 1 Can be administered intravesically in an outpatient setting †:Complete response was defined as negative white light cystoscopy, negative urine cytology, and when indicated, a negative for-cause biopsy at 3 months.1 CI=confidence interval. 1. Prasad et al. JUrol, 25Feb2024; 2. Steinberg RL, Thomas LJ, O’Donnell MA. Bacillus Calmette-Guérin (BCG) treatment failures in non-muscle invasive bladder cancer: What truly constitutes unresponsive disease. 14 Bladder Cancer. 2015;1(2):105-116. doi:10.3233/blc-150015

LG-IR-NMIBC Market has Key Differences to HG-NMIBC Market

Low-Grade IR-NMIBC

Issues: Chronic recurrence; rarely progresses to high-grade disease

SOC: Repetitive TURBT

Newly diagnosed: ~23K/year[1,2,3]
Recurrent: ~59K/year[1,2,3]

Limited competition: UGN-102 is furthest along in clinical development as a non-surgical chemoablative therapy

BCG is not widely used in low-grade disease

VS

High-Grade NMIBC

Issues: Progression, metastasis & death

SOC: TURBT, BCG, radical cystectomy, clinical trials

Incidence: ~25K/year[4]
BCG-refractory: 18.7K/year[4]

Clinical trials ongoing in BCG-refractory populations

Significant unmet need given low response rates and durability

Goal is to avoid radical cystectomy

1. ACS Cancer Facts & Figures 2023
2. SEER, AUA/SUO joint guideline
3. Babjuk et al. European Urology (2019), Simon (2019),
4. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

15

UroGen Pharma

UGN-102 Focuses on Improving Patient Outcomes with Non-Invasive, Durable Option for LG-IR-NMIBC 1 ~82,000 patients in the U.S. annually Intermediate risk (IR) patients $5B+ are characterized by 1-2 of the Potential 4 following : Market 59,000 1,2,3 Recurrent Patients Multiple tumors A low-grade solitary tumor >3 cm 23,000 Recurrence of LG NMIBC 1,2,3 New Patients within one year of the current diagnosis 1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019) 4. Chang et al. JUiI 2016 Diagnosis and Treatment of NMIBC AUA SUO Guideline 16

There Are Approximately 82K Annual Cases of Eligible LG IR NMIBC Patients 1 Total US Population 340M (2025) Bladder Cancer 85,000 2 Incidence Non-Muscle 63,000 3 Invasive BC Low Grade 35,000 4 NMIBC Newly Diagnosed 23,000 5,6,7 LG IR NMIBC 59,000 Recurrent LG IR NMIBC 5,6,7 LG IR NMIBC patients per year 1. US Census; 2.NIH; 3. SEER; 4. SEER; 5. ACS Cancer Facts & Figures 2023; 6. SEER, AUA/SUO joint guideline; 7. Babjuk et al. European Urology (2019), Simon (2019) 17

LG-IR NMIBC Patients Can Find Themselves in a Frustrating Cycle of Treatment ~68% ~23% ~82,000 of recurrent patients of recurrent addressable LG-IR- 2-5 have 2 or more patients have 5 or NMIBC patients 1 1 recurrences more recurrences 1. Babjuk et al. European Urology (2019), Simon (2019), UroGen projections based on SEER (2016) 2. Cancer Stat Facts: Bladder Cancer. National Cancer Institute Surveillance, Epidemiology, and End Results Program. Accessed July 10, 2023. https://seer.cancer.gov/statfacts/html/urinb.html 3. Chevli KK et al.. J Urol. 2022 Jan;207(1):61-69. doi: 10.1097/JU.0000000000002186. Epub 2021 Aug 26. PMID: 34433303; PMCID: PMC8667793. 4. Babjuk et al. European Urology (2019), 18 5. Simon M et al. ed. PLOS ONE. 2019;14(2):e0211721. doi:https://doi.org/10.1371/journal.pone.0211721

Overview of UGN-102 Clinical Program ATLAS P3 TRIAL ENVISION P3 TRIAL LAUNCHED FEB JUNE 2024 LAUNCHED MARCH JULY 2023 2021 2022 12-MO. DURABILITY POSITIVE TOP-LINE RESULTS REPORTED RESULTS REPORTED FOR ENVISION FOR BOTH ATLAS PHASE 3 TRIAL AND ENVISION 282 240 PHASE 3 TRIALS Enrolled Patients Enrolled Patients 2023 2024 2018 2021 2022 OPTIMA 2B TRIAL OCTOBER 2024 JANUARY 2022 LAUNCHED OCT 2018 FDA ACCEPTED RESULTS NDA SUBMISSION PUBLISHED FOR FOR UGN-102 IN OPTIMA PHASE 2B 1 LG-NMIBC TRIAL 63 Enrolled Patients 19 1 .J Urol. 2022 Jan; 207(1): 61–69.

Envision Phase 3 Summary of Response Rate At 3-Month Disease Assessment: CRR of 79.6% UGN-102 (N = 240) Complete n (%) CRR (95% CI) Response Rate Complete Response 191 (79.6) 79.6 (73.9, 84.5) Non-Complete Response 49 (20.4) 79.6% Residual Disease 35 (14.6) Progression to HG Disease 7 (2.9) Indeterminate 2 (0.8) Missing 5 (2.1) 20 Prasad et al. 25Feb2024, JUROL

Envision Phase 3 Duration of Response (DOR): 82.3% at 12 months 1.0 UGN-102 (N = 191) % Number (%) of Patients with Events 33 (17.3%) 82.3 0.8 12mo Median (Months) Estimate: NE (NE, NE) 0.6 KM Estimates at*: 3 months 96.8% 0.4 6 months 91.9% 9 months 86.9% 0.2 12 months 82.3% (75.9, 87.1) 15 months (n=43) 80.9% (73.9, 86.2) 0.0 9 0 3 6 18 months (n=9) 80.9% (73.9, 86.2) 12 Time from 3-Month CR (Months) *Time from 3-month CR 156 108 191 181 167 21 Prasad et al. JUrol, 25Feb2024 Pro ba bility of R e m aining E vent - Fre e

Large Sample Size Resulted In Tight Confidence Intervals 1.0 12mo 18mo 15mo % % % 82.3 80.9 80.9 0.8 (75.9, 87.1) (73.9, 86.2) (73.9, 86.2) UGN-102 0.6 0.4 0.2 0.0 9 12 15 18 21 0 3 6 Time from 3-month CR (months) 156 108 43 9 0 191 181 167 22 Prasad et al. JUrol, 25Feb2024 UroGen Data on File Probability of Remaining Event-Free

Median DOR Not Estimable Due to Patients Remaining in CR UGN-102 (N=191) Kaplan-Meier Estimates of Duration of Response (months) 1st Quartile (95% CI) Not Estimable ( 14.7, Not Estimable ) Median (95% CI) Not Estimable 3rd Quartile (95% CI) Not Estimable Median Follow-up Time, months (95% CI) 13.8 ( 12.2, 14.5 ) UroGen Data on File 23

Adverse Events (AEs) Mainly Related To Lower Urinary Tract Symptoms UGN-102 (N=240) n (% incidence) Treatment-emergent AEs (TEAEs) Any Adverse Events 140 (58.3) were generally mild to moderate in Any Serious Adverse Events 30 (12.5) severity Any TEAEs 137 (57.1) Any Grade >=3 TEAEs 33 (13.8) Any Treatment or Procedure Related TEAEs 97 (40.4) The 2 treatment-related SAEs Any Treatment Related TEAEs 81 (33.8) were urethral stenosis and urinary Any Procedure Related TEAEs 64 (26.7) retention (both resolved) Any TEAEs Leading to Treatment Discontinuation 7 (2.9) Any TEAEs Leading to Study Discontinuation 6 (2.5) Any Serious TEAEs 29 (12.1) The 3 deaths were unrelated to Any Treatment or Procedure Related Serious TEAEs 4 (1.7) treatment: (cardiac event, Any Treatment Related Serious TEAEs 2 (0.8) pneumonia, and not reported) Any Procedure Related Serious TEAEs 3 (1.3) Any TEAEs Leading to Death 3 (1.3) Any TEAEs of Special Interest 100 (41.7) 24 Prasad et al. JUrol, 25Feb2024

UGN-102 Has Demonstrated Compelling Clinical Results in Both Phase 3 Clinical Trials

Endpoint	ENVISION Previously diagnosed with prior TURBT	ATLAS[4] Recurrent sub-group with prior TURBT	ATLAS ITT[4] Newly diagnosed and recurrent patients
Complete Response Rate[1] (CR) 3-month disease assessment	79.6%	74% vs. 53%	65% vs. 64% Similar CRR; offers a less invasive option to patients
Duration of Response (DOR) 12-months following CR	82.3%	66% vs. 40%[2] HR = 0.34 (66% Risk Reduction)	80% vs. 68%[2] HR = 0.46 (54% Risk Reduction)
Disease-Free Survival[3] (DFS) 12-months following randomization	N/A	72% vs. 37% HR=0.295 (70% Risk Reduction)	72% vs. 50%[3] HR= 0.45 (55% Risk Reduction)
Median Disease-Free Survival (DFS)	Not Reached	Not reached vs. 7.2 months	Not reached vs. 14.8 months

1. Complete Response defined as having no detectable disease (NDD) in the bladder at 3-month assessment following treatment
2. Probability of maintaining a durable response at 12-months post CR by Kaplan-Meier analysis (total of 15 months)
3. Defined as the time from randomization until the earliest date of an event (total of 12-months)
4. Patients in treatment arm received UGN-102 +/- TURBT vs. TURBT alone

Prasad et al. JURol, 7Aug2023; Prasad et al. JUrol, 25Feb2024
UroGen Data on File, Source: Table 14.2.2.2.1a

UroGen Pharma

25

Consistently High Complete Response Rate At 3 Months 1 1 1 OPTIMA II ATLAS ENVISION 2 3 4 (N=63) (N=142) (N=240) 65.1% 64.8% 79.6% ( 52.0, 76.7 ) ( 56.3, 72.6 ) ( 73.9, 84.5 ) 1. UroGen Data on File 2. OPTIMA II was a Phase 2B, single-arm, open-label study in patients with newly diagnosed and recurrent LG-IR-NMIBC. 3. ATLAS was a Phase 3, randomized, controlled trial of UGN-102 +/- TURBT vs TURBT alone in patients with newly diagnosed and recurrent LG-IR-NMIBC. ATLAS complete response is based on treatment with UGN-102 alone. 26 4. ENVISION is a Phase 3, single-arm, open-label study in patients with LG-IR-NMIBC.

Robust Duration of Response 1 1 1 OPTIMA II ATLAS ENVISION 2 3 4 (N=41) (N=92) (N=191) 69.9% 79.6% 82.3% ( 51.8, 82.3 ) ( 69.3, 86.8 ) ( 75.9, 87.1 ) 9-month DOR KM estimate 12-month DOR KM estimate 12-month DOR KM estimate 1. UroGen Data on File 2. OPTIMA II was a Phase 2B, single-arm, open-label study in patients with newly diagnosed and recurrent LG-IR-NMIBC. 3. ATLAS was a Phase 3, randomized, controlled trial of UGN-102 +/- TURBT vs TURBT alone in patients with newly diagnosed and recurrent LG-IR-NMIBC. ATLAS complete response is based on treatment with UGN-102 alone. 4. ENVISION is a Phase 3, single-arm, open-label study in patients with LG-IR-NMIBC. 27

ENVISION Patients Preferred UGN-102 to TURBT Less impact on activities/ responsibilities (work, recreation & exercise, sexual activity) Less bleeding, catheter issues shorter lasting UGN-102 Patients would recommend because UGN-102 was perceived to be less invasive, painful, and time-consuming 28 Stover and Smith, under review (n=29)

Projected NDA Review Timeline for UGN-102 ENVISION Data Completion of Acceptance Anticipated Results NDA Submission 1 2 Of NDA ODAC PDUFA June 2024 August 2024 October 2024 Q2 2025 June 13, 2025 1. ODAC (Oncologic Drugs Advisory Committee) anticipated in Q2 2025 based on most recent interactions with the U.S. Food and Drug Administration (FDA) 29 2. PDUFA Target Action Date

Field Organization Will Deliver Industry-Leading Clinical Education and Operational Support, Covering 85% of Market Opportunity Regional Business Director (RBD) Sales Force Territory Business Manager (TBM) Target HCPs ~9,000 (includes physicians National Business Executive (NBE) and extenders) Clinical Nurse Educator (CNE) Field Support Regional Operation Manager (ROM) Key Account Director (KAD) Market Access Territory Business ~85 Field Reimbursement Manager (FRM) Managers (TBM) at launch Medical Medical Science Liaisons (MSL) 30 Note: Based on management expectations and latest forecast

Patient Populations with Expected Rapid Adoption of UGN-102 1 Multiple Recurrences In a recent survey, 92% of Urologists stated they 1 Surgically ineligible 3 would use UGN-102 2 Early Recurrences 1. Areas of greatest unmet need, Qualitative in-depth interviews fielded September 2019 (N = 19 UROs, 8 patients) 2. Highest likelihood of use, Quantitative surveys fielded September 2023 (N = 111) 31 3. Based on survey conducted by UroGen in Q3 2023 of 111 board-certified urologists. Vendor IQVIA

Urologists' feedback reflects growing interest for a new, innovative treatment option in LG-IR-NMIBC

- Urologists acknowledge the **rapid and frequent recurrences and numerous procedures** patients face, in addition to potential increased morbidity[1]
- Excitement around **promising and impressive** ENVISION data as the first potential product indicated for LG-IR-NMIBC[2]
- Urologists consider UGN-102 a **paradigm shifting novel therapeutic** with almost 80% of patients achieving CR at 3 months with an estimated DOR at 12 months around 82%[2]
- **Durability is "meaningful and differentiating"** when compared to TURBT in this LG-IR-NMIBC patient population[2]
- UGN-102 has a **favorable safety profile**[3]
- Urologists find the **prolonged dwell time a benefit** over other intravesical therapies; great option for "difficult to reach" tumors; for small, multifocal, LG, IR disease or for LG recurrence[2]
- **Challenges** urologists highlight include cost, delayed reimbursement, pharmacy logistics, and slow clinical and operational adoption, satisfaction and habit of TURBT[2]

1. Babjuk, 2019; Simon, 2019
2. UroGen Market Research and based on feedback from Ad Board comprised of Urology KOLs (n=21) held August and October 2024
3. Prasad et al, JUroL 25Feb2024

LG-IR-NMIBC = low-grade intermediate-risk non-muscle invasive bladder cancer, TURBT = transurethral resection of bladder tumor, CR = complete response, DOR = durability of response, LG = low-grade, IR = intermediate-risk

32

UroGen Pharma

Expanding to Immuno- Oncology with Potential Monotherapy and Combination Therapy UGN-301

Ongoing Multi-arm Phase 1 Trial of UGN-301 (zalifrelimab) Anti-CTLA4 Antibody for Use in High-Grade Bladder Cancer


RECURRENT NMIBC
Arm A
HG Ta /T1 &/or CIS or IR LG Ta
Arm B
HG Ta/T1 &/or CIS
Arm C
HG Ta /1 &/or CIS
UGN-301 monotherapy
UGN-301 + UGN-201
UGN-301 + gemcitabine
Additional arms to be added
Dose escalation to ID RP2D
Dose escalation to ID RP2D
Dose escalation to ID RP2D
Cohort 1: Safety run-in RP2D -1

- Phase 1 clinical study **utilizes a Master Protocol, evaluates safety, tolerability, and the potential Phase 2 dose** of UGN-301 as monotherapy and in combination with other agents, including UGN-201
- **Safety and dosing data from the first arm evaluating UGN-301** as monotherapy presented late 2024
- **Initiated combination therapy arms** evaluating **UGN-301 + UGN-201**[1] and **UGN-301 + gemcitabine** in HG-NMIBC patients

34

1. UGN-201 is UroGen's proprietary formulation of imiquimod, a toll-like receptor 7 (TLR 7) agonist

UroGen Pharma
CONFIDENTIAL

UGN-301 Phase 1 Dose Escalation Study

- UGN-301 is well tolerated and has a favorable safety profile at all dose levels
  - No DLTs & no TEAEs leading to treatment discontinuation
  - Mild or moderate TRAEs
- Local delivery of UGN-301, formulated in an RTgel, allows sustained exposure of zalifrelimab in the bladder while limiting systemic exposure
- Among the evaluable patients, 46% (6 of 13) and 33% (2 of 6), respectively, were recurrence-free or had a complete response at Week 12

		Cohort 1	Cohort 2	Cohort 3	Cohort 4	Total
	Dose level	100 mg	300 mg	500 mg	700 mg	
Ta/T1 patients	Evaluable @ wk 12	N=3	N=5	N=3	N=2	N=13
	Recurrence Free	1	3	2	0	6
	Recurrence	2	2	1	2	7
CIS +/- Ta/T1 patients	Evaluable @ wk 12	N=0	N=1	N=4	N=1	N=6
	Complete Response	N/A	0	2	0	2
	Non-Complete Response	N/A	1	2	0	3
	Indeterminate	0	0	0	1	1



Mean Zalifrelimab Urine Concentration Week 6
10000
1000
100
10
1
Concentration (µg/mL)
100mg
300mg
500mg
700mg
LLOQ
Pre-dose
4
8
12
24
Time (h)

Currently evaluating safety of UGN-301 as a combination therapy with intravesical UGN-201 or gemcitabine in HG recurrent NMIBC to establish RP2D

UroGen Pharma

35

Dose limiting toxicity (DLT); Treatment emergent adverse event (TEAE); Treatment related adverse event (TRAE); Recommended Phase 2 dose (RP2D)

Looking Ahead

UGN-103 & UGN-104: Next-Generation Novel Mitomycin- Based Formulation Potential Advantages Received New U.S. Patent Allowance for Next- Generation Mitomycin-Based Products Expected Production to Provide Protection Until December 2041 Combines UroGen’s RTGel® technology with Supply medac’s proprietary mitomycin Initiated Phase 3 UTOPIA trial of UGN-103 in Cost recurrent LG-IR-NMIBC patients, with UGN-104 Phase 3 trial expected to start in 1H 2025 Product convenience 37

Financial Position $254.2M $25.2M $200M $123.6M Cash, cash JELMYTO revenue in Public offering of Term-loan facility 2 equivalents, and Q3 2024 common stock and with Pharmakon marketable pre-funded warrants 1 3 securities completed Q2 2024 1. Cash, cash equivalents, and marketable securities as of 09/30/2024. Excludes restricted cash on Balance Sheet 2. In Q1 2024, UroGen entered into an amended and restated loan agreement with Pharmakon for an additional third and fourth tranche of senior secured loan. The third tranche of $25 million was drawn on September 23, 2024. The fourth tranche of $75 million may be drawn down at UroGen’s discretion if UGN-102 is approved in the U.S. on or before June 30, 2025 3. The closing of the sale of $16.1 million of common stock pursuant to the underwriters' option to purchase additional shares was completed in July 2024 38

In Summary.... With unprecedented data in LG-IR-NMIBC, we are focused on pre-commercial and launch activities for UGN-102 with a target PDUFA date of June 13, 2025 We continue to increase adoption of JELMYTO with recent Durability Data supporting continued use We have a strong balance sheet with focus on UGN-102 commercial execution, and strategic and efficient capital deployment Our next generation novel mitomycin formulations will provide an opportunity to extend our leadership in addressing unmet needs in Urothelial cancers Through Organic and In-Organic opportunities, we plan to build a long-term sustainable growth business 39

Thank You January 2025

APPENDIX

UGN-102 Potentially Addresses the Unmet Need for a Better Treatment Option 79.6% 82.3% (73.9, 84.5) (75.9, 87.1) Complete Response Rate Estimated probability of maintaining at 3 months durable response at 12 months Safety profile characterized primarily Non-surgical treatment with potential to by mild to moderate AEs reduce overall burden on patients UroGen Data on File 42

UroGen is Striving to Transform the Way Bladder Cancer is Treated

#1

UGN-102 may become the **first FDA approved medicine** for LG-IR-NMIBC

~82,000[1]

Annual addressable U.S. population, indicating potential to reduce burden for large population of LG-IR-NMIBC patients

$5B+

Potential TAM[2]

LG-IR-NMIBC market ripe for **innovation**

Prolonged **disease-free intervals**

Generally well tolerated

RTGel is designed to uniquely address what you can see and what you can't

>86% of patients interviewed would recommend UGN-102

1. ACS Cancer Facts & Figures 2023; SEER, AUA/SUO joint guideline; Babjuk et al. European Urology (2019), Simon et al (2019) PLoS ONE 14(2): e0211721
2. UroGen estimates based on market research

43

Redefine SOC for LG-UTUC as Kidney-Sparing Management with JELMYTO

Amplify real-world experience with JELMYTO and generate additional data to inform clinical practice

Expand JELMYTO uTRACT Registry and support data collection around:

- Real-world durability and safety
- Effectiveness in broad patient and tumor types
- Adjunctive use after endoscopic ablation
- Outcomes following retreatment and maintenance therapy

Publish OLYMPUS long-term follow up data: In those achieving a CR, median DOR was ~4 years

Support pilot investigator-initiated study of JELMYTO in high-grade UTUC

Expected to Initiate Phase 3 Trial of UGN-104 in 1H 2025

- OLYMPUS-like trial to determine efficacy and safety of UGN-104
- UGN-104 to simplify reconstitution procedure and shorten the manufacturing process

44

UroGen Pharma
CONFIDENTIAL